UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 12, 2016
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2016, Robert M. Cerkovnik resigned his position as Senior Vice President and Chief Credit Officer of First Interstate BancSystem, Inc. (the “Company”) to pursue other opportunities. The Company intends to replace Mr. Cerkovnik and has begun the process of evaluating candidates. Kristi Summers will act as interim Chief Credit Officer until a replacement is selected. Ms. Summers has 30 years of banking experience and has worked for the Company since 2002 as a commercial lender and branch manager. In 2006, Ms. Summers moved into credit administration and was promoted to senior credit officer in 2012.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 16, 2016

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer